Exhibit 99.1

CoBiz Inc.
COBZ

CoBiz Inc.

Keefe Bruyette & Woods

6th Annual

Community Bank Investor Conference

July 25-27, 2005

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

CoBiz Inc.
COBZ

Non-Farm Job Growth

5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
-1.00%
-2.00%
-3.00%
1998
1999
2000
2001
2002
2003
2004
2005f
2006f
US
Colorado
Arizona

Source: Bureau of Labor Statistics

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

CoBiz Inc.
COBZ

Market Share Opportunity

% of total deposits; as of 6/30/04

Colorado

Total deposits: $64.5 billion

Colorado Business Bank 1.3%
Community Banks 45.4%
Out-of-State Banks 53.3%

Arizona

Total deposits: $61.8 billion

Arizona Business Bank 0.3%
Community Banks 15.7%
Out-of-State Banks 84.0%

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Consistent Asset Quality

CoBiz Inc.
COBZ

Non-Performing Loans as a Percentage of Total Loans

1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
2000
2001
2002
2003
2004
2005
Colorado Business Bank/Arizona Business Bank
OCC UBPR Data (2Q05 data as of 3/31/05)

Net Charge-Offs as a Percentage of Total Loans

0.40%
0.35%
0.30%
0.25%
0.20%
0.15%
0.10%
0.05%
0.00%
2000
2001
2002
2003
2004
2005
Colorado Business Bank/Arizona Business Bank
OCC UBPR Data (2Q05 data as of 3/31/05)

Link to searchable text of slide shown above

CoBiz Inc.
COBZ

Net Interest Margin

$s in thousands

21.4% CAGR
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
4.30%
4.25%
4.20%
4.15%
4.10%
4.05%
4.00%
4Q03
1Q04
2Q04
3Q04
4Q04
1Q05
2Q05
Net Interest Income
Net Interest Margin

Link to searchable text of slide shown above

Link to searchable text of slide shown above

CoBiz Inc.
COBZ

Portfolio of Companies

CoBiz Inc.
Commercial Banks
Insurance
Investment Banking
Investment Advisory & Trust
Financial Designs Ltd.
CoBiz Insurance
Green Manning & Bunch
Alexander Capital Management Group
CoBiz Private Asset Management

Link to searchable text of slide shown above

CoBiz Inc.
COBZ

Fee-Based Model

$s in millions

$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
35%
30%
25%
20%
15%
10%
5%
0%
2001
2002
2003
2004
Operating Revenue
NII to Operating Revenue %

For the first six months of 2005:

- Operating revenue: $45.99 million
- NII to Operating Revenue: 26.2%

Link to searchable text of slide shown above

CoBiz Inc.
COBZ

Insurance

As of 6/30/05

P&C
21.3%
Wealth
Trans.
30.6%
Other
0.1%
Exec.
Comp.
21.3%
Emp.
Benefits
26.7%

CoBiz Insurance

- Commercial P & C products
- Risk management services
- Personal lines

Financial Designs Ltd.

Link to searchable text of slide shown above

Link to searchable text of slide shown above

CoBiz Inc.
COBZ

Investment Advisory & Trust

$s in thousands; ACMG acquired in 2003

Assets Under Management
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
12/31/2002
12/31/2003
12/31/2004
6/31/05
ACMG
PAM

CoBiz Private Asset Management

Alexander Capital Management Group

Link to searchable text of slide shown above

CoBiz Inc.
COBZ

Balance Sheet Growth

For the year ended; $s in millions

Loans & Leases: 17.9% CAGR
Deposits: 18.5% CAGR
Assets: 19.4% CAGR
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
2000
2001
2002
2003
2004
2Q05
Loans & Leases
Deposits
Assets

Link to searchable text of slide shown above

CoBiz Inc.

COBZ

Net Income

for the year ended; $s in thousands

$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
24.5% CAGR
$5,885
$8,124
$8,929
$11,027
$13,030
$17,626
1999
2000
2001
2002
2003
2004

First Half of 2004: $7,507

First Half of 2005: $9,232

Link to searchable text of slide shown above

Link to searchable text of slide shown above

CoBiz Inc.
COBZ

Earnings Per Share

diluted; for the period ended

Annual
Quarterly
$0.90
$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
$0.25
$0.20
$0.15
$0.10
$0.05
$0.00
1Q99
2Q99
3Q99
1999
1Q00
2Q00
3Q00
2000
1Q01
2Q01
3Q01
2001
1Q02
2Q02
3Q02
2002
1Q03
2Q03
3Q03
2003
1Q04
2Q04
3Q04
2004
1Q05
2Q05
Annual EPS
Quarterly EPS

21% five-year growth rate for annual EPS

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

CoBiz Inc.
COBZ

Comparative Returns

250.00%
200.00%
150.00%
100.00%
50.00%
0.00%
-50.00%
6/30/00
06/30/01
06/30/02
06/30/03
06/30/04
06/30/05
224.38% TR
128.67% TR
-11.32% TR
CoBiz
Nasdaq Bank Index
S&P 500

Link to searchable text of slide shown above

Searchable text section of graphics shown above

[LOGO]

[LOGO]

Keefe Bruyette & Woods

6th Annual

Community Bank Investor Conference

July 25-27, 2005

Forward-Looking Statements

This presentation contains forward-looking statements that describe CoBiz’s future plans, strategies and expectations. All forward-looking statements are based on assumptions and involve risks and uncertainties, many of which are beyond our control and which may cause our actual results, performance or achievements to differ materially from the results, performance or achievements contemplated by the forward-looking statements. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate” or words of similar meaning, or future or conditional verbs such as “will,” “would,” “should,” “could” or “may.” Forward-looking statements speak only as of the date they are made. Such risks and uncertainties include, among other things:

• Risks and uncertainties described in our reports filed with the Securities and Exchange Commission, including our most recent
10-Q.

• Competitive pressures among depository and other financial institutions nationally and in our market areas may increase significantly.

• Adverse changes in the economy or business conditions, either nationally or in our market areas, could increase credit-related losses and expenses and/or limit growth.

• Increases in defaults by borrowers and other delinquencies could result in increases in our provision for losses on loans and leases and related expenses.

• Our inability to manage growth effectively, including the successful expansion of our customer support, administrative infrastructure and internal management systems, could adversely affect our results of operations and prospects.

• Fluctuations in interest rates and market prices could reduce our net interest margin and asset valuations and increase our expenses.

• The consequences of continued bank acquisitions and mergers in our market areas, resulting in fewer but much larger and financially stronger competitors, could increase competition for financial services to our detriment.

• Our continued growth will depend in part on our ability to enter new markets successfully and capitalize on other growth opportunities.

• Changes in legislative or regulatory requirements applicable to us and our subsidiaries could increase costs, limit certain operations and adversely affect results of operations.

• Changes in tax requirements, including tax rate changes, new tax laws and revised tax law interpretations may increase our tax expense or adversely affect our customers’ businesses.

In light of these risks, uncertainties and assumptions, you should not place undue reliance on any forward-looking statements in this presentation. We undertake no obligation to publicly update or otherwise revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Company Scorecard

As of and for the six months ended

	6/30/05	6/30/04	% Change
Total Assets	$1.8 billion	$1.6 billion	12.5%
Deposits and Repos	$1.4 billion	$1.2 billion	16.7%
Loans	$1.2 billion	$1.0 billion	20.0%
Net Income	$9.2 million	$7.5 million	22.7%
EPS (diluted)	$0.40	$0.33	21.2%
Common Equity	$130.1 million	$107.6 million	20.9%
Market Valuation	$402.7 million	$301.2 million	33.7%
ROE/ROA	14.87% / 1.06%	14.16% / 1.03%

5 Years of Solid Growth

diluted; for the year ended; dollars in millions except EPS

	2000	2001	2002	2003	2004	5-Year CAGR
Total Assets	$739.5	$925.4	$1,118.6	$1,403.9	$1,699.6	24.02%
Total Loans, net	$516.6	$670.0	$788.5	$931.2	$1,099.6	21.92%
Total Deposits	$542.6	$655.2	$857.0	$959.2	$1,147.0	20.11%
Total Equity	$58.4	$70.8	$82.0	$95.7	$122.1	19.38%
Total Operating Revenue	$36.1	$43.9	$53.9	$67.6	$87.7	24.15%
Net Income	$8.1	$8.9	$11.0	$13.0	$17.6	24.40%
Diluted EPS	$0.41	$0.44	$0.53	$0.61	$0.78	21.03%
Diluted EPS Y/Y% Growth	36.67%	7.32%	20.45%	15.09%	27.87%
ROA	1.24%	1.08%	1.08%	1.06%	1.13%
ROE	15.05%	13.78%	14.57%	14.52%	15.84%
Net Interest Margin	4.99%	4.54%	4.56%	4.40%	4.18%

CoBiz Profile

•      Diversified financial services company with $1.8 billion in assets

•      Niche player serving small to mid-sized businesses and business owners

•      Equipped to serve customers’ needs throughout business lifecycle

•      Services: commercial banking, insurance, investment banking, and investment advisory & trust

•      Operations in Colorado and Arizona

Client Focus

•      Small to mid-sized businesses

•      Annual sales: $5-75 million

•      Borrowing needs: $500,000-10 million

•      Relationship-driven real estate developers and operators

•      Local experience

•      Strong financial support of sponsor

•      High-net-worth individuals

•      Principals in professional service firms

•      Entrepreneurs

•      Majority of lending relationships in $1-5 million range

Markets Served

•      Colorado and Arizona

•      Focused on Denver and Phoenix metro areas

•      Dominated by out-of-state banks

•      Fast growing

•      Colorado 14th-fastest growing state in 2004

•      Arizona 2nd-fastest growing state in 2004

•      Sustained population growth projected

•      Colorado: 5.8 million increase, or 35%, by 2030

•      Arizona: 10.7 million increase, or 109% growth, by 2030

•      Diverse business base

•      Growth focused on business and professional services, technology sectors including aerospace and biotech

Non-Farm Job Growth

[CHART]

Source: Bureau of Labor Statistics

Colorado’s Outlook

•      Strong job growth projected for several sectors

•      Led by professional and business services, natural resources and mining

•      Entrepreneurship very strong in state

•      Denver 6th in nation; Ft. Collins 1st

•      Well educated populace, independent mindset

•      New businesses lead to job growth

•      Drives higher deposit levels, increased loan possibilities

Arizona’s Outlook

•      Economy diversifying away from historic real estate base

•      Increases in business services, construction, education, health care and aerospace

•      Residential permit issuance strong in Arizona during 2004

•      More than twice the per capita national rate

•      2005 volume on pace to break record set in 2004

•      Real estate activity not driven by speculation

•      Development mirrors population, business growth patterns

Market Share Opportunity

% of total deposits; as of 6/30/04

Colorado	Arizona
Total deposits: $64.5 billion	Total deposits: $61.8 billion

[CHART]	[CHART]

Portfolio of Companies

CoBiz Inc.

Commercial Banks	Insurance	Investment Banking	Investment Advisory & Trust

CoBiz Inc.

Commercial Banks	Insurance	Investment Banking	Investment Advisory & Trust

Colorado Business Bank

Arizona Business Bank

Loan Portfolio
$s in thousands; as of 6/30/05

[CHART]

	6/30/05	6/30/04	% Change
Commercial	$402,444	$358,907	12.1%
Real Estate – Mortgage	583,690	481,781	21.2%
Real Estate – Construction	132,845	112,625	18.0%
Consumer	64,559	59,404	8.7%
Leases	13,216	11,146	18.6%
Total	$1,196,754	$1,023,863	16.9%

Deposit Portfolio
$s in thousands; as of 6/30/05

[CHART]

	6/30/05	6/30/04	% Change
Now & Money Markets	$458,261	$388,172	18.1%
Savings	10,343	9,286	11.4%
CDs < $100,000	84,566	77,153	9.6%
CDs > $100,000	301,836	216,047	39.7%
Non-Interest Bearing	414,400	341,393	21.4%
Customer Repos	129,432	138,119	(6.3)%
Total	$1,398,838	$1,170,170	19.5%

Growth in the Banks
$s in thousands

	Colorado Business Bank	Arizona Business Bank
Total Loans & Leases
At June 30, 2005	$833,299	$363,336
At June 30, 2004	$777,182	$245,956
Year-over-year growth	7.2%	47.7%

Total Deposits and Repos
At June 30, 2005	$1,126,584	$271,673
At June 30, 2004	$963,011	$205,747
Year-over-year growth	17.0%	32.0%

Consistent Asset Quality

Non-Performing Loans as a Percentage of Total Loans	Net Charge-Offs as a Percentage of Total Loans

[CHART]	[CHART]

Net Interest Margin

$s in thousands

[CHART]

NIM Observations

•      Flat yield curve is short-term challenge

•      Seeing increased deposit and loan pricing competition

•      Modestly asset-sensitive balance sheet

•      56% of loan portfolio Prime based

•      Deleverage balance sheet going forward

•      Investment portfolio targeted to 25% of company’s total assets

Portfolio of Companies

CoBiz Inc.

Commercial Banks	Insurance	Investment Banking	Investment Advisory & Trust

	Financial Designs Ltd.	Green Manning & Bunch	Alexander Capital Management Group

	CoBiz Insurance	CoBiz Private Asset Management

Fee-Based Model
$s in millions

•      Businesses complement core banking franchise

•      Differentiation from both community and super-regional banks

•      Community banks can’t offer breadth of services

•      Larger banks can’t offer direct access to company principals

[CHART]
For the first six months of 2005: • Operating revenue: $45.99 million • NII to Operating Revenue: 26.2%

Insurance
As of 6/30/05

[CHART]

CoBiz Insurance

•      Commercial P & C products

•      Risk management services

•      Personal lines

Financial Designs Ltd.

•      Employee benefits: group health and retirement plans

•      Business succession planning

•      Executive compensation

•      Estate and wealth transfer planning

Investment Banking

Green Manning & Bunch

•      Primarily M&A sell-side focus

•      GMB vs. GMB Business Advisors

•      GMB: businesses with $10-200 million in revenue

•      GMB Business Advisors: businesses with $2-20 million in revenue

•      Historically generalist, but has developed construction and health care niches

•      GMB Mezz Fund

•      CoBiz is a sponsor for $180 million SBIC targeting companies with EBITDA of $2-8 million

Investment Advisory & Trust
$s in thousands; ACMG acquired in 2003

Assets Under Management
[CHART]

CoBiz Private Asset Management

•      Personal trust, fiduciary & family-office services

•      Managed mutual fund asset allocation product

Alexander Capital Management Group

•      Separately managed accounts

•      Large-cap equity, fixed-income and balanced

Balance Sheet Growth
For the year ended; $s in millions

[CHART]

Net Income
for the year ended; $s in thousands

[CHART]

Quarterly Earnings

EPS	1Q04	2Q04	3Q04	4Q04	1Q05	2Q05
Commercial Banks:
Colorado Business Bank	$0.17	$0.19	$0.19	$0.19	$0.20	$0.20
Arizona Business Bank	0.02	0.02	0.02	0.02	0.03	0.05
Total Commercial Banks	0.19	0.21	0.21	0.21	0.23	0.25
Fee-Based Business Lines:
Insurance	0.00	0.01	(0.00)	0.02	0.02	0.00
Wealth Management & Trust	0.01	0.00	0.00	0.00	0.00	0.00
Investment Banking	(0.01)	(0.01)	0.04	0.05	0.01	(0.01)
Total Fee-Based Business Lines	0.00	0.00	0.04	0.07	0.03	(0.01)

Parent Company & Other	(0.03)	(0.03)	(0.04)	(0.05)	(0.05)	(0.05)
Quarterly Diluted EPS	$0.16	$0.18	$0.21	$0.23	$0.21	$0.19
Prior Year Quarter EPS	$0.13	$0.15	$0.16	$0.17	$0.16	$0.18

Earnings Per Share
diluted; for the period ended

[CHART]

21% five-year growth rate for annual EPS

Strategic Goals
Three years

•      Sustained asset and earnings annualized growth of 15-20%

•      Reach critical mass in Arizona market

•      $1 billion in assets

•      Build fee income to reduce net interest income dependency

•      Target 30% fee income to operating revenues

•      Reduce efficiency ratio to less than 60%

Investment Considerations

•      Vibrant markets

•      Proven record of exceptional organic growth

•      Revenue diversification

•      Outstanding credit metrics

•      Quality management team

•      Consistent shareholder focus – insider ownership at 40.8%  as of 12/31/04

Comparative Returns

[CHART]